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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 1999




                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)




 NORTH CAROLINA                 340-23520                       56-1714315
 (State or other          (Commission File No.)              (I.R.S. Employer
  jurisdiction                                            Identification Number)
of incorporation)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On March 29, 1999, Quintiles Transnational Corp. ("Quintiles" or the "Company") completed the acquisition of Pharmaceutical Marketing Services Inc. ("PMSI"), a pharmaceutical and healthcare information and market research firm, pursuant to a merger agreement dated as of December 14, 1998, among Quintiles, QTRN Acquisition Corp., a wholly-owned subsidiary of Quintiles, and PMSI. In accordance with the merger agreement, PMSI merged with and into QTRN Acquisition Corp., resulting in PMSI becoming a wholly-owned subsidiary of Quintiles. The transaction will be accounted for as a purchase.

         Quintiles issued 0.397740113 shares of its common stock, par value $0.01 per share, for each share of PMSI common stock, par value $0.01 per share, outstanding on the date of the merger, as calculated by dividing $15.40 by the average of the closing prices of Quintiles common stock for the 10 trading days ending on March 26, 1999, which was $38.71875. Quintiles issued approximately 4,993,787 shares of its common stock to the former PMSI stockholders in the merger. PMSI outstanding stock options became options to purchase approximately 440,426 shares of Quintiles stock. Fractional shares were paid in cash.

         PMSI stockholders are permitted to elect to exchange all of their PMSI shares at closing or elect to exchange half of their shares at closing and defer receipt of the other half until June 14, 1999. Each PMSI stockholder who elects to defer has the right to receive a contingent value payment, if any, in cash with respect to each share of Quintiles common stock such PMSI stockholder receives on June 14, 1999. The cash value of the contingent value payments will be equal to the amount, if any, by which $38.71875 exceeds the average closing price of Quintiles common stock for 10 trading days selected at random by the exchange agent out of the 20 trading days prior to June 14, 1999.

         Any PMSI stockholder who makes such an election may elect to receive the deferred shares at any time prior to June 14, 1999; however, no contingent value payment will be made for any shares received prior to such date. The contingent value payments terminate if, for any 30 consecutive trading days prior to June 14, 1999, the average closing price of Quintiles common stock is equal to or greater than $38.71875. Any PMSI stockholder who elects to defer will not receive any cash if the contingent value payments so terminate.

         Pursuant to the merger agreement, Joy Scott, Chief Executive Officer of Scott-Levin, a subsidiary of PMSI, and certain other senior officers of PMSI, entered into employment agreements or consultancy arrangements with Quintiles. In addition, certain executive officers of PMSI and Scott-Levin became entitled to bonus payments upon completion of the merger.

         On March 30, 1999, the Company completed the acquisition of ENVOY Corporation ("ENVOY"), a leading provider of electronic data interchange and transaction processing services to participants in the healthcare market, pursuant to a merger agreement, dated as of December 15, 1998, among Quintiles, QELS Corp., a wholly-owned subsidiary of Quintiles, and ENVOY. The Company acquired ENVOY in a merger transaction, to be accounted for as a pooling of interests, in which QELS Corp. merged with and into ENVOY, resulting in ENVOY becoming a wholly-owned subsidiary of Quintiles.

         Quintiles issued 1.166 shares of its common stock for each share of ENVOY common stock, no par value per share, and each share of ENVOY Series B convertible preferred stock, liquidation preference $10.75 per share, outstanding on the date of the merger. Quintiles issued



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approximately 28,465,160 shares of its common stock to the former ENVOY shareholders in the merger. ENVOY outstanding stock options became options to purchase approximately 3,914,583 shares of Quintiles stock. Fractional shares were paid in cash. With the completion of the ENVOY and PMSI transactions, Quintiles has approximately 111,918,209 shares of common stock outstanding.

         Pursuant to the merger agreement, it is anticipated that Fred C. Goad, Jr., Jim D. Kever and William E. Ford, former directors of ENVOY, will be appointed to the Board of Directors of Quintiles. In addition, certain executive officers of ENVOY, including Mr. Kever, executed employment agreements with Quintiles which included terms satisfactory to the parties, as well as noncompetition covenants.

         Additional information regarding these transactions is provided in the Company's Current Report on Form 8-K dated December 16, 1998, as filed with the Securities and Exchange Commission (the "Commission"), the Company's Current Report on Form 8-K dated December 17, 1998, as filed with the Commission, the Company's Registration Statement on Form S-4 (Registration No. 333-72545), as filed with the Commission on February 18, 1999 and declared effective on February 24, 1999 and the Company's Registration Statement on Form S-4 (Registration No. 333-72495), as filed with the Commission on February 17, 1999 and declared effective on February 24, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements of businesses acquired. The financial statements of PMSI as of June 30, 1998 and 1997 and for the periods ended June 30, 1998, 1997 and 1996, and the Notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), in Quintiles' Current Report on Form 8-K dated January 27, 1999 (as amended on February 17, 1999), as filed with the Commission. Unaudited interim financial statements of PMSI as of December 31, 1998 and for the three and six months ended December 31, 1998 and 1997 were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in Quintiles' Current Report on Form 8-K dated February 17, 1999, as filed with the Commission.

         The financial statements of ENVOY as of December 31, 1998 and 1997 and for the periods ended December 31, 1998, 1997 and 1996, and the Notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in Quintiles' Current Report on Form 8-K dated February 17, 1999, as filed with the Commission.

         (b) Pro forma financial information. Unaudited pro forma combined condensed financial statements of the Company, PMSI and ENVOY as of September 30, 1998 and for the nine months ended September 30, 1998 and the year ended December 31, 1997 and the introduction and Notes thereto were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in Quintiles' Current Report on Form 8-K dated January 27, 1999 (as amended on February 17, 1999), as filed with the Commission. Unaudited pro forma combined condensed financial statements of the Company and ENVOY as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997 and the years ended December 31, 1997, 1996 and 1995 and the introduction thereto were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in Quintiles' Current Report on Form 8-K dated January 27, 1999 (as amended on February 17, 1999), as filed with the Commission.


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         (c) Exhibits. The following exhibits are included or incorporated by reference herein:

Exhibit Number         Description of Exhibit
--------------         ----------------------

2.01(1) Merger Agreement, dated as of December 14, 1998, among Quintiles Transnational Corp, QTRN Acquisition Corp, and Pharmaceutical Marketing Services Inc.
2.02(2) Amended and Restated Agreement and Plan of Merger, dated as of December 15, 1998, among Quintiles Transnational Corp., QELS Corp., and ENVOY Corporation

-----------------
(1) Exhibit 2.01 to the Company's Current Report on Form 8-K dated December 16,1998, as filed with the Commission and incorporated herein by reference.

(2) Exhibit 2.01 to the Company's Registration Statement on Form S-4 (Registration No. 333-72495), as filed with the Commission on February 17, 1999 and declared effective on February 24, 1999 and incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   QUINTILES TRANSNATIONAL CORP.



                                   By:  /s/ Rachel R. Selisker
                                       -----------------------------------
Dated:  March 30, 1999                      Rachel R. Selisker
                                            Chief Financial Officer and
                                            Executive Vice President Finance



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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit
--------------         ----------------------

2.01(1) Merger Agreement, dated as of December 14, 1998, among Quintiles Transnational Corp, QTRN Acquisition Corp, and Pharmaceutical Marketing Services Inc.
2.02(2) Amended and Restated Agreement and Plan of Merger, dated as of December 15, 1998, among Quintiles Transnational Corp., QELS Corp., and ENVOY Corporation

------------------
(1)  Exhibit 2.01 to the Company's Current Report on Form 8-K dated
     December 16, 1998, as filed with the Commission and incorporated herein by reference.

(2) Exhibit 2.01 to the Company's Registration Statement on Form S-4 (Registration No. 333-72495), as filed with the Commission on February 17, 1999 and declared effective on February 24, 1999 and incorporated herein by reference.